Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and
Fiscal Year 2018 Financial Results

SANTA BARBARA, Calif., February 28, 2019 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2018.

AppFolio's operating results for the fourth quarter and fiscal year 2018 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its full Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (the "SEC") on February 28, 2019, and is available on AppFolio's website at http://ir.appfolioinc.com. The limited information that follows is not adequate for making an informed investment judgment.

Financial Outlook

Based on information available as of February 28, 2019, the Company's current outlook for fiscal year 2019 follows:

•	Full year revenue is expected to be in the range of $250 million to $255 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information

As previously announced, the Company will host a conference call today, February 28, 2019, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 866-393-4306 (Domestic), or 734-385-2616 (International). The conference ID is 5763969. A replay of the call will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day March 4, 2019, and an archived webcast will be available for twelve months on the Company's website.

About AppFolio, Inc.

AppFolio's mission is to revolutionize vertical industry businesses by providing great software and service. Our cloud-based solutions serve customers in the real estate and legal markets. Today our products include property management software (AppFolio Property Manager, including the new AppFolio Property Manager Plus) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 28, 2019, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31,
	2018	2017
Assets
Current assets
Cash and cash equivalents	$74,076	$16,109
Investment securities—current	16,631	29,800
Accounts receivable, net	5,516	3,387
Prepaid expenses and other current assets	11,775	4,546
Total current assets	107,998	53,842
Investment securities—noncurrent	11,256	22,401
Property and equipment, net	6,871	6,696
Capitalized software, net	20,485	17,609
Goodwill	15,548	6,737
Intangible assets, net	5,895	1,725
Other assets	7,688	1,238
Total assets	$175,741	$110,248
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,481	$610
Accrued employee expenses	12,377	10,710
Accrued expenses	8,281	4,289
Deferred revenue	3,414	7,080
Other current liabilities	1,447	1,223
Long-term debt, net—current portion	1,213	—
Total current liabilities	28,213	23,912
Long-term debt, net	48,602	—
Long-term deferred rent and other liabilities	7,080	1,257
Total liabilities	83,895	25,169
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding at December 31, 2018 and December 31, 2017	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at December 31, 2018 and December 31, 2017; issued - 16,159 and 14,879, shares at December 31, 2018 and December 31, 2017; outstanding - 15,789 and 14,879 shares at December 31, 2018 and December 31, 2017, respectively;	2	1
Class B common stock, $0.0001 par value, 50,000 shares authorized at December 31, 2018 and December 31, 2017; 18,109 and 19,102 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively;	2	3
Additional paid-in capital	157,898	152,531
Accumulated other comprehensive loss	(178)	(209)
Treasury stock, at cost, 370,751 Class A shares	(21,562)	—
Accumulated deficit	(44,316)	(67,247)
Total stockholders’ equity	91,846	85,079
Total liabilities and stockholders’ equity	$175,741	$110,248

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Revenue	$50,365	$37,897	$190,071	$143,803
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	19,925	14,536	73,549	55,283
Sales and marketing	9,577	7,153	33,288	28,709
Research and product development	6,588	4,580	24,111	16,578
General and administrative	7,786	5,889	24,891	21,199
Depreciation and amortization	3,792	3,352	14,576	12,699
Total costs and operating expenses	47,668	35,510	170,415	134,468
Income from operations	2,697	2,387	19,656	9,335
Other (expense), net	(36)	(3)	(56)	(96)
Interest income, net	156	158	787	535
Income before provision for income taxes	2,817	2,542	20,387	9,774
Provision for income taxes	168	(35)	420	58
Net income	$2,649	$2,577	$19,967	$9,716
Net income per common share:
Basic	0.08	0.08	0.59	0.29
Diluted	0.07	0.07	0.56	0.28
Weighted average common shares outstanding:
Basic	34,050	33,944	34,128	33,849
Diluted	35,425	35,310	35,562	35,151

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$351	$198	$1,103	$725
Sales and marketing	326	207	1,034	723
Research and product development	349	186	1,079	657
General and administrative	892	1,201	3,121	3,991
Total stock-based compensation expense	$1,918	$1,792	$6,337	$6,096

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Cash from operating activities
Net income	$2,649	$2,577	$19,967	$9,716
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,792	3,352	14,576	12,699
Purchased investment premium, net of amortization	43	(17)	142	(39)
Amortization of deferred financing costs	12	15	60	63
Loss on disposal of property, equipment, and intangibles	4	3	22	97
Stock-based compensation	1,918	1,792	6,337	6,096
Changes in operating assets and liabilities:
Accounts receivable	557	32	(908)	(876)
Prepaid expenses and other current assets	(859)	(153)	(6,073)	(1,009)
Other assets	(756)	(30)	(4,447)	(84)
Accounts payable	137	(469)	614	(100)
Accrued employee expenses	4,443	2,397	1,219	3,243
Accrued expenses	(116)	(1,442)	3,281	271
Deferred revenue	(342)	(428)	(4,589)	(558)
Other liabilities	184	186	6,067	(148)
Net cash provided by operating activities	11,666	7,815	36,268	29,371
Cash from investing activities
Purchases of property and equipment	(362)	(533)	(2,102)	(2,213)
Additions to capitalized software	(3,307)	(2,370)	(12,304)	(10,455)
Purchases of investment securities	(732)	(9,051)	(29,516)	(26,648)
Sales of investment securities	20,199	—	20,900	15
Maturities of investment securities	4,342	5,500	32,819	16,474
Cash paid in business acquisition	—	—	(14,441)	—
Purchases of intangible assets	—	—	—	(1)
Net cash used in investing activities	20,140	(6,454)	(4,644)	(22,828)
Cash from financing activities
Proceeds from stock option exercises	322	155	1,035	663
Tax withholding for net share settlement	(233)	(188)	(3,127)	(1,796)
Purchase of treasury stock	(21,562)	—	(21,562)	—
Proceeds from issuance of debt	50,045	30	50,138	118
Principal payments on debt	(45)	(30)	(138)	(118)
Net cash provided by (used in) financing activities	28,527	(33)	26,346	(1,133)
Net increase (decrease) in cash and cash equivalents	60,333	1,328	57,970	5,410
Cash, cash equivalents and restricted cash
Beginning of period	14,173	15,208	16,536	11,126
End of period	$74,506	$16,536	$74,506	$16,536